UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2006

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton HM 12
Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On June 26, 2006, Marvell Technology Group Ltd. (“Marvell”) entered into an asset purchase agreement (the “Agreement”) with Intel Corporation (“Intel”) to acquire the applications processor and communications processor businesses of Intel (the “Business”). The Agreement provides for, among other things, (1) the purchase by Marvell of certain assets and intellectual property of Intel related to the Business, (2) the assumption by Marvell of certain liabilities of Intel related to the Business and (3) the payment by Marvell to Intel of $600 million, to be paid in cash or, at Intel’s option, a combination of cash and up to $100 million of Marvell common stock with the number of shares to be based on Marvell’s average stock price for a limited period prior to closing. Intel has informed Marvell that it currently intends to receive the entire purchase price in cash.  The acquisition is currently expected to close in approximately four to five months following the satisfaction of regulatory requirements and other customary closing conditions, including the preparation of audited financial statements for the Business. In connection with the acquisition, the parties will enter into several ancillary agreements, including a transition services agreement and a supply agreement, designed to ensure a smooth transition of the Business to Marvell and to enable Intel to continue manufacturing products for the Business until Marvell can arrange other manufacturing resources.

The statement above regarding the timing of the expected closing of the acquisition constitutes a forward-looking statement within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including risks relating to satisfaction of the conditions to closing of the acquisition and other risks associated with whether the closing might be delayed or not occur. For other factors that could cause Marvell’s results to vary from expectations, please see the risks detailed from time to time in Marvell’s filings with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the fiscal quarter ended April 29, 2006. Marvell undertakes no obligation to revise or update publicly any forward-looking statements.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

99.1	Press release dated June 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2006

MARVELL TECHNOLOGY GROUP LTD.
By:	/s/ George A. Hervey
George A. Hervey
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 27, 2006.